EXHIBIT 10.1
                                                                    ------------

                                 LEASE AGREEMENT
                                 ---------------

                                    ARTICLE 1
                                    ---------

                              PRINCIPAL LEASE TERMS
                              ---------------------

DATE:                         May 27, 2005


LANDLORD:                     Admiral Associates
--------                      10 Admiral Street
                              Providence, Rhode Island 02908

TENANT:                       Current Address:
------                        ----------------
                              Nestor Traffic Systems, Inc.
                              400 Massasoit Ave. Suite 200
                              East Providence, RI  02914
                              New Address:
                              ------------
                              125 Whipple Street
                              Providence, Rhode Island 02908

LEASED PREMISES:              Approximately  Twelve Thousand Seven ----- Hundred
---------------               (12,700)  square feet of office  space and, to the
                              extent provided herein, 11,000 square feet of warehouse space (the "Premises") located in the group of buildings generally known and referred to as the Union Paper buildings located on Admiral, Whipple and Oriental Streets, Providence, Rhode
                              Island, 02908 (the "Complex"). The Premises are more specifically identified as follows:

                              Building 2  Third Floor   Approx.10,300   sq.  ft.
                                                        (the  "Building 2 Office
                                                        Space")
                              Building 2  Second Floor  Approx. 600 sq. ft. (the
                                                        "Server Room")
                              Building 3  Third Floor   Approx.  1,800  sq.  ft.
                                                        (the  "Building 3 Office
                                                        Space")
                              Building 2  Second Floor  Approx.  11,000  sq. ft.
                                                         (the "Warehouse Space")

                              (The Building 2 Office Space, the Server Room, and the Building 3 Office Space, collectively, are sometimes referred to as the "Office Space".)

COMMENCEMENT DATE:            The first day of the month  following  the date on
-----------------             which Landlord notifies Tenant that the Build-Out,
                              as defined in Section 3.4, is complete.

INITIAL TERM:                 Except as  provided  in  Section  2.3,  sixty (60)
------------                  months.

PERMITTED USE:                Office  and  warehouse   use,  in  the  designated
-------------                 portions of the Premises,  in connection  with the
                              operation  of  an  advanced   intelligent  traffic
                              management solutions business.

RENT:    INITIAL TERM         Office Space      $7,408.33 per month
----     ------------         Warehouse Space   (a) First Lease Year - Rent Free
                                                (b)  During  the  Second   Lease
                                                Year,  until  Landlord  delivers
                                                the Additional  Parking  Notice,
                                                as defined in Section  2.2(b)(i)
                                                - Rent Free
                                                (c) After the  earlier  to occur
                                                of the  date  of the  Additional
                                                Parking Notice  delivered during
                                                the  Second  Lease  Year and the
                                                second    anniversary   of   the
                                                Commencement Date - $4.00/sq.ft.


Renewal Term                  Office Space      $7,937.50 per month
------------                  Warehouse Space   $4.50/sq.ft.

                                    ARTICLE 2
                                    ---------

                                PREMISES AND USE
                                ----------------

     Section 2.1. PREMISES. (a) Subject to the terms and conditions set out in this Lease, Landlord leases the Premises to Tenant for the Permitted Use and Tenant accepts the Premises from Landlord for the Permitted Use.

               (b) The portion of the Warehouse Space occupied by Tenant shall be determined by Tenant from time to time.

     Section 2.2. OPTION TO CONVERT SPACE. (a) Provided Tenant is not in default of its obligations hereunder, Tenant shall have the option to convert all or any portion of the Warehouse Space to Office Space (the "Converted Space") by so notifying Landlord and fulfilling each of the conditions in this Section 2.2. In no event shall Landlord be under any obligation to provide any parking spaces in excess of those referred to in Section 2.5 by reason of having received notice of Tenant's election to convert unless the said notice by Tenant follows the receipt of an Additional Parking Notice by Landlord.

               (b) For purposes of this Lease, the following definitions shall apply:

                    (i) The term "Additional Parking Notice" shall refer to that notice delivered by Landlord to Tenant notifying Tenant of the availability of not less than seventeen (17) parking spaces monitored remotely by means of video cameras in a fenced, ungated area in the Complex (the "Additional Parking Spaces") in addition to those parking spaces referred to in Section 2.5.

                    (ii) The term  Applicable  Conversion  Space  shall refer to that portion of the Warehouse Space equal to the number of additional parking spaces identified in the Additional Parking Notice times three hundred twenty-five (325) square feet.

               (c) In the event Tenant timely elects to convert the Applicable Conversion Space, Tenant shall be entitled to identify the Applicable Conversion Space, provided the remaining Warehouse Space has lawful means of ingress and egress. In the event Tenant does not timely elect to convert the Applicable
Conversion  Space,  Landlord  shall  be  entitled  to  identify  the  Applicable
Conversion Space, provided the remaining Warehouse Space and the Server Room have lawful means of ingress and egress.

               (d) Notwithstanding the timely notification by Tenant of its election to convert, Tenant shall not be entitled to convert unless the parties, after using reasonable efforts, reach agreement on the plans and specifications for the leasehold improvements required in connection with the conversion (the "Conversion Work") not later than the second anniversary of the Commencement Date.

               (e) Landlord shall complete the Conversion Work in accordance with the agreed-upon plans and specifications.

               (f) Landlord shall notify Tenant when the Conversion Work has been completed. From and after such date, the rent attributable to the Converted Space shall be equal to the rate then being charged for the Office Space.

               (g) Tenant shall be responsible for thirty (30%) percent of the conversion costs ("Tenant's Conversion Share"). Tenant shall pay Tenant's
Conversion Share in the following manner: (a) upon finalization of the conversion plans and specifications, Tenant shall pay to Landlord an amount equal to twenty-five (25%) percent of Tenant's Conversion Share. ; (b) when the Office Space is ready for the installation of drywall and such installation has begun, Tenant shall pay an additional amount equal to twenty-five (25%) percent of Tenant's Conversion Share; (c) upon completion of the interior painting of the Office Space, Tenant shall pay an additional amount equal to twenty-five (25%) percent of Tenant's Conversion Share; and (d) on the Commencement Date, Tenant shall pay the final twenty-five (25%) percent of Tenant's Conversion Share.

     Section 2.3. RIGHT OF FIRST REFUSAL. (a) Notwithstanding any other provision in this Lease, from and after the second anniversary of the Commencement Date, Tenant's right to occupy all or a portion of the Warehouse Space shall be subject to termination as provided in this Section 2.3. In addition, if, prior to the second anniversary of the Commencement Date, Tenant had not timely elected to convert the Applicable Conversion Space under the provisions of Section 2.2 after receiving the Additional Parking Notice, Tenant's right to occupy all or a portion of the Warehouse Space shall be subject to termination as provided in this Section 2.3.

               (b) In the event Landlord receives an offer (the "Offer") from an unrelated third party to lease all or any portion of the Warehouse Space as built out office space and Landlord intends to accept the Offer, Landlord shall so notify Tenant and provide Tenant with the terms of the Offer. Tenant shall have the right, by written notice to Landlord given within ten (10) days after its receipt of Landlord's notice, to accept the terms of the Offer in its own name.

               (c) If Tenant shall not timely accept the Offer, Landlord may then lease that portion of the Warehouse Space identified in the Offer (the "Offer Space") to the named offeror in accordance with the terms of the Offer. Tenant shall vacate the Offer Space within twenty (20) days following receipt of a further notice from Landlord notifying Tenant of the execution of the new lease containing the terms of the Offer (the "Replacement Lease"). Upon the execution of the Replacement Lease, Tenant's right of first refusal shall expire.

               (d) In the event Tenant shall timely accept the Offer, Tenant shall remain in possession of the Offer Space, subject to the terms of the Offer. Where a conflict exists between the terms of the Offer and the terms of this Lease, the terms of the Offer shall supersede and replace the terms of this Lease with respect to the Offer Space.

     Section 2.4. COMMON AREAS. Tenant shall have the non-exclusive right in common with Landlord, other tenants, invitees, and others legally entitled thereto, to use for their intended purposes, the elevators, lobbies, pedestrian walkways, waiting areas, corridors, restrooms (other than those described in Section 5.2(a)), and other portions of the Complex that are available for common use (the "Common Areas").

     Section 2.5 PARKING SPACES. On the Commencement Date, Landlord shall designate forty (40) parking spaces monitored remotely by means of video cameras for the use by employees of Tenant in a fenced, ungated area in the Complex.

                                    ARTICLE 3
                                    ---------

                                  TERM AND RENT
                                  -------------

     Section 3.1. INITIAL TERM. Subject to the provisions of Section 2.3(c), this Lease is for the Term, beginning on the Commencement Date. When the Commencement Date is determined, the parties shall execute a memorandum confirming the Commencement Date.

     Section 3.2. OPTION TO EXTEND. Provided Tenant is not in default of its obligations hereunder, Tenant shall have the option to renew this Lease for two additional one (1) year terms commencing on the expiration of the Initial Term (each such additional term, a "Renewal Term"). In the event Tenant elects to exercise the Option, Tenant shall so notify Landlord at least three (3) months prior to the expiration of the Initial Term or the First Renewal Term, as the case may be.

     Section 3.3. RENT. (a) The rent payable during the Term shall be as described in Article 1, Section 2.2(f), and Section 2.3 and shall be paid in full in advance on the first day of the month without demand therefor and without deduction or set-off whatsoever.

               (b) From and after the date of an Additional Parking Notice until the second anniversary of the Commencement Date, the rent payable for the Warehouse Space shall increase on an annualized basis by an amount equal to the number of Additional Parking Spaces times three hundred twenty-five (325) times Four ($4.00) Dollars. From and after the second anniversary of the Commencement Date, the rent payable for all of the Warehouse Space shall be equal to Four ($4.00) Dollars per square foot.

     Section 3.4 BUILD-OUT. (a) Prior to the Commencement Date, Landlord shall complete the build-out of the Premises (the "Build-Out") in accordance with plans and specifications to be agreed upon by the parties after the use by them of reasonable efforts.

               (b) Tenant shall be responsible for thirty (30%) percent of the cost of the Build-Out ("Tenant's Share"). Tenant shall pay Tenant's Share in the following manner: upon execution of this Lease, Tenant shall pay to Landlord an amount equal to twenty-five (25%) percent of Tenant's Share. On the same day of each of the following three (3) months, Tenant shall pay twenty-five (25%) percent of Tenant's Share.


               (c) It is anticipated that the cost of the Build-Out shall be approximately Six Hundred Thousand ($600,000) Dollars (the "Projected Cost"). In the event the cost of the Build-Out exceeds the Projected Cost other than as a result of a change in design or the use of materials requested by Tenant other than those described in the plans and specifications, Tenant shall be responsible for the timely payment of thirty (30%) percent of the excess in the same manner as described in Section 3.4(b). In the event the cost of the Build-Out exceeds the Projected Cost as a result of a change in design or the use of materials requested by Tenant other than those described in the plans and specifications, Tenant shall be responsible for the payment of all of the excess within thirty (30) days following the receipt by it of an invoice from Landlord.

                                    ARTICLE 4
                                    ---------

                               TAXES AND INSURANCE
                               -------------------

     Section 4.1. TAXES AND ASSESSMENTS. Landlord shall pay and discharge all taxes, water rents or charges, sewer rents or charges, assessments and such other duties, charges or payments, ordinary or extraordinary, imposed by any governmental or public authority as shall during the term of this Lease be imposed, assessed, levied or become a lien upon the Premises.

     Section 4.2. TENANT'S INSURANCE. Tenant, at its sole expense, shall keep in full force and effect a policy or policies of public liability and property insurance with respect to the Premises in which the combined single limits of public liability shall not be less than $1,000,000 and in which the property damage coverage of not less than $500,000.

     Section 4.3. INDEMNIFICATION. (a)Tenant shall indemnify, defend, and hold Landlord harmless from and against any injury, loss, claim, or damage to any person or property while on or about the Premises ("Loss") unless the Loss is caused by Landlord's negligence, recklessness, willful misconduct, or breach of any of the terms of this Lease.

               (b) Landlord shall indemnify, defend, and hold Tenant harmless from and against any Loss if the Loss is caused by Landlord's negligence, recklessness, willful misconduct, breach of any of the terms of this Lease, or work or act done in, on, or about the Premises by Landlord, its employees, or agents.

     Section 4.4. SUBROGATION. Tenant releases Landlord from liability for any and all loss or damage to the extent covered by insurance maintained by Tenant even if such loss or damage shall be brought about by the fault or negligence of Landlord or persons claiming under it or for whom it may be derivatively liable.


                                    ARTICLE 5
                                    ---------

                     MAINTENANCE, ALTERATIONS AND OPERATIONS
                     ---------------------------------------

     Section 5.1. MAINTENANCE BY LANDLORD. Except to the extent necessitated by the negligence or failure to act by Tenant, Landlord shall perform any and all maintenance and undertake such repairs as may be necessary in order to keep the roof, structure, plumbing, sprinkler, electrical, heating, ventilation, air conditioning, and Common Areas of the Building in good order and repair, reasonable wear and tear excepted.

     Section 5.2. MAINTENANCE BY TENANT. (a) Except as provided by Landlord in accordance with Section 5.1 and except to the extent necessitated by the negligence or failure to act by Landlord, Tenant shall perform any and all maintenance and undertake such repairs as may be necessary in order to keep the interior of the Premises in good order and repair, reasonable wear and tear excepted. For this purpose, the bathrooms in the third floor hallway shall be considered a part of the Premises and not a common area amenity.

               (b) In the event Tenant elects to use the compactor provided by Landlord for trash removal, Landlord shall add One Hundred ($100.00) Dollars to the rent for each month of Tenant's usage.

     Section 5.3. UTILITIES. (a) Landlord shall furnish or cause to be furnished electricity, heat, water and sewer service to the Premises in amounts sufficient for the Permitted Use; provided, however, Landlord shall not be responsible for the failure to deliver any such utilities or services if the failure is as a result of factors beyond Landlord's control.

               (b) Tenant shall be responsible for the cost of natural gas and electricity consumed on the Premises. The cost of water and sewer service shall be included in the rent.

               (c) Landlord shall separately meter natural gas and electricity consumed in the Premises. Landlord shall prepare and deliver an invoice to Tenant for the natural gas and electricity consumed by Tenant during the period reflected in the bill therefor received by Landlord. Landlord shall bill and

Tenant shall pay for electricity consumption at the G-02 rate charged from time to time by The Narragansett Electric Company. Tenant shall pay each such invoice with the next monthly payment of rent due hereunder. Tenant's payment obligation hereunder shall be in the nature of the payment of rent.

               (d) Tenant, at its sole expense, shall be responsible for the provision of telephone, data, and other communication systems and services to the Premises and shall pay directly to the service provider all ongoing charges in connection therewith.

     Section 5.4. TENANT'S PROPERTY. Tenant shall have the right to install in the Premises trade fixtures and other equipment reasonably necessary for carrying on the Permitted Use. Tenant will pay all taxes charged, assessed, or imposed upon the personal property of Tenant in or upon the Premises. All such property shall be at the sole risk and hazard of Tenant, shall be deemed to remain movable property and, at the option of Tenant, may be removed by Tenant by the expiration or sooner termination of this Lease. In all events, Tenant shall pay all expenses of and repair any damage arising out of the removal of all or any part of such property, however initiated.

     Section 5.5. TENANT'S IMPROVEMENTS. Tenant shall not make any leasehold improvements whether or not the same affect the structure of the building in which the Premises are located (which shall be deemed to refer to improvements in any form, including alterations, partitions, additions and constructions), without first obtaining the consent of Landlord in writing thereto which such consent Landlord shall not unreasonably withhold.

     Section 5.6. REMOVAL UPON TERMINATION OR EXPIRATION. At the expiration or sooner termination of this Lease, Tenant shall remove all of its goods and effects, together with all property and improvements which Tenant is permitted to remove under the terms of this Lease and peaceably yield up the Premises in as good order, repair, and condition as the same were at the Commencement Date or had been put in thereafter, reasonable wear and tear excepted.

     Section 5.7. LANDLORD'S ACCESS. Tenant, at reasonable times and reasonable advance notice (except in the case of an emergency), shall permit Landlord, its agents and employees, to examine and inspect the Premises and to enter the Premises as necessary to perform Landlord's maintenance responsibilities hereunder.

                                    ARTICLE 6
                                    ---------

                                    CASUALTY
                                    --------

     Section 6.1. CASUALTY. (a) In the event that all or part of the Premises or Common Areas is so destroyed by fire or other casualty as to render the Premises or the remainder thereof substantially untenantable or unfit for the Permitted Use, for a period reasonably expected to exceed ninety (90) days, then this Lease may be terminated at the election of either Landlord or Tenant by the giving, within sixty (60) days following the date of such casualty, of thirty
(30) days' notice in writing to the other party hereto, whereupon this Lease shall terminate as of the date of such casualty. If neither Landlord nor Tenant elects to terminate this Lease or in the event such destruction is not sufficient to permit either to terminate hereunder, then Landlord, within a reasonable time, shall replace, restore or rebuild the destroyed portions thereof to substantially the same condition as existing immediately prior to said destruction, and if such restoration is not complete within one hundred eighty (180) days of the event of such damage, Tenant shall be entitled to terminate this Lease at any time up to the time that such restoration is complete. Tenant, at its sole expense, shall be responsible for restoring or replacing those trade fixtures and equipment which it installed in the Premises.


               (b) In any event of destruction by fire or other casualty, a just proportion of the rent according to the extent of the floor space rendered substantially untenantable or unfit for occupancy shall be abated from the date of such casualty until such space shall have been restored to a tenantable condition.

                                    ARTICLE 7
                                    ---------

                                     DEFAULT
                                     -------

     Section 7.1. TENANT'S DEFAULT. If Tenant shall neglect or fail to perform or observe any term, covenant or condition by Tenant to be performed or observed hereunder, and such neglect or failure shall continue for more than ten (10) days after written notice with respect to the covenant to pay Rent or any other covenant calling for the payment of money by Tenant hereunder, including the obligation to pay Tenant's Share and Tenant's Conversion Share, and more than thirty (30) days after written notice to Tenant thereof with respect to any other term, covenant or condition, or if Tenant shall abandon, vacate or cease operating from the Premises, or if a petition is filed by Tenant under any bankruptcy, receivership, or other insolvency or creditors' rights law, or if such a petition is filed against Tenant under any such law and the same shall not be dismissed, vacated, stayed, or set aside within thirty (30) days from the date thereof, then, and in any of said cases, Landlord may terminate this Lease by so notifying Tenant. At the time of the termination or at any time thereafter, Landlord may rent the Premises, and for a term which may expire after the expiration of the term of this Lease, without releasing Tenant from any liability whatsoever. Tenant shall be liable for any reasonable expenses incurred by Landlord in connection with obtaining possession of the Premises, with removing from the Premises property of Tenant and persons claiming under Tenant (including warehouse charges) which Tenant was required by this Lease to remove at the expiration or termination of this Lease, with putting the Premises into condition for reletting, and with any reletting, including, but without limitation, any differences in the rent to be paid, reasonable attorneys' fees and brokers' fees; and any monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of rent and all other payments due from Tenant to Landlord.

     Section 7.2. ATTORNEYS' FEES. In the event of the default by either party under this Lease, the other party shall be entitled to recover from the defaulting party the amount of any attorneys' fees reasonably incurred by the other party in enforcing its rights and remedies hereunder.

     Section 7.3. NO WAIVER. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any term, covenant, or condition hereunder shall be construed as a consent or waiver to or of any other breach of the same or any other term, covenant or condition, nor shall the acceptance by Landlord of any rental or other payment when due hereunder constitute a consent or waiver by Landlord to or of any breach of any term, covenant or condition hereunder.

                                    ARTICLE 8
                                    ---------

                                  MISCELLANEOUS
                                  -------------

     Section 8.1. SUBLETTING AND ASSIGNMENT. Tenant shall not assign this Lease, whether directly or indirectly by a change or changes in the ownership or control of Tenant, or sublease all or any part of the Premises, without on each occasion obtaining the prior written consent of Landlord which Landlord may not unreasonably withhold. No assignment of this Lease, sublease or transfer of the whole or any part of the Premises, nor the permitting of other use or occupancy of the same shall in any way confer rights upon a third person or affect or reduce Tenant's continuing obligations under this Lease for the remainder of the Initial Term or Renewal Term.

     Section 8.2 SECURITY DEPOSIT. Upon the execution of this Lease, Tenant shall pay to Landlord the sum of Seven Thousand Four Hundred Eight and 33/100 ($7,408.33) Dollars as a security deposit (the "Security Deposit"). The Security Deposit shall be held by Landlord throughout the Term without interest as security for the faithful performance of all of the terms, covenants and conditions of Tenant. Landlord shall have the option at any time and from time to time to apply any part or the whole of the Security Deposit to the curing of any default by Tenant that may exist from time to time without prejudice to any other remedy which Landlord may have on account of such default. Landlord shall have the right to commingle the Security Deposit with other funds. If Tenant shall fully and promptly comply with all of the provisions of this Lease, Landlord shall return the Security Deposit (or so much as in then held by Landlord) to Tenant after Tenant vacates the Premises.

     Section 8.3. NO BROKER. The parties agree that neither has engaged the services of a broker or any person or entity to whom a commission or fee is due upon execution of this Lease.

     Section 8.4. FORCE MAJEURE. Landlord shall have no liability to Tenant, nor shall Tenant have any right to terminate this Lease or abate rent or assert a claim of partial or total actual or constructive eviction, because of Landlord's failure to perform any of its obligations in the Lease if the failure is due to reasons beyond Landlord's reasonable control; strikes or other labor difficulties; inability to obtain necessary governmental permits and approvals (including building permits or certificates of occupancy); unavailability or scarcity of materials; war; riot; civil insurrection; accidents; acts of God; and governmental preemption in connection with a national emergency.

     Section 8.5. HOLDING OVER. If Tenant shall hold possession of the Premises beyond the Lease Term, Tenant shall pay to Landlord, for each month or portion thereof as Tenant shall retain such possession, the greater of (a) 150% of the monthly rent in effect at the expiration of the Lease Term and other charges specified herein or (b) that monthly rent that a bona fide potential tenant ready, willing and able to occupy the Premises but for Tenant's holding over shall at that time be offering to pay. In the absence of any express, written agreement between Landlord and Tenant, no act or failure to act by Landlord shall be deemed an acceptance of Tenant's occupancy for any fixed term (beyond the term fixed herein) in excess of one month. Nothing herein shall preclude Landlord from the exercise of any right of re-entry or other remedy under this Lease or under law.

         Section 8.6. REMEDIES CUMULATIVE. Any and all rights and remedies which the parties may have under this Lease and at law and equity shall be cumulative and shall not be deemed inconsistent with each other and any two or more of such rights and remedies may be exercised at the same time insofar as permitted by law.

     Section 8.7. LANDLORD'S RIGHT TO CURE DEFAULTS. Landlord may, but shall not be obligated, at any time following thirty (30) days' prior written notice to Tenant, except if in Landlord's reasonable judgment an emergency shall exist, upon telephonic notice or an attempt to reach Tenant by telephone, to cure any default of Tenant and whenever Landlord so elects, Tenant shall pay to Landlord, as additional rent, the reasonable cost thereof, together with reasonable attorneys fees, if any, incurred by Landlord in completing such cure.

     Section 8.8. QUIET ENJOYMENT. Provided Tenant timely pays all rent and performs and observes all terms, conditions, and covenants of this Lease, Tenant shall peaceably and quietly hold, have, and enjoy the Premises as provided in this Lease, without hindrance or interruption from Landlord or anyone claiming by, through, or under Landlord.

     Section 8.9. RULES AND REGULATIONS. Tenant shall comply with all rules and regulations not inconsistent with the provisions of this Lease which Landlord promulgates from time to time and which apply uniformly to all occupants of the Building.

     Section 8.10. NOTICES. All notices relating to this Lease shall be in writing and delivered by registered mail, return receipt requested, or by overnight express delivery, to the addresses of the respective parties first set forth above, or to such other address as either party may from time to time in writing direct the other party.

     Section 8.11. ENTIRE AGREEMENT. All negotiations, understandings and discussions between Landlord and Tenant concerning the Premises are incorporated within this Lease. No statement, agreement, or understanding, whether oral or written, not contained in this Lease shall be recognized or enforced.

     Section 8.12. AMENDMENT. This Lease shall not be modified except by a writing executed by Landlord and Tenant. No act or omission or any employee or agent of Landlord or Tenant shall alter, change, or modify any provision of this Lease.

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

     Section 8.13. TIME OF ESSENCE. Time is of the essence with respect to all periods of time referred to in this Lease.


     Section 8.14. RECORDING MEMORANDUM. The recording of this Lease shall constitute an event of default hereunder. At the request of either party, the other shall execute a memorandum in form reasonably acceptable to the other containing the principal non-financial provisions of this Lease for recording. The party requesting the execution of the memorandum shall be responsible for the costs of preparing and recording the memorandum.

                  IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Lease as of the date first above written.


LANDLORD:                                    ADMIRAL ASSOCIATES


                                             By: /s/ John M. Wilbur
                                                --------------------------------
                                                      Name:  John Wilbur
                                                      Title: CFO / Treasurer
                                                      Duly Authorized


TENANT:                                      NESTOR TRAFFIC SYSTEMS, INC.


                                             By: /s/ William B. Danzell
                                                --------------------------------
                                                      Name:  William B. Danzell
                                                      Title: Chairman
                                                      Duly Authorized




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